Exhibit 10.10

Execution Version

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of November 1, 2024 (this “Agreement”), to the Credit Agreement referred to below is entered into by and among FLUENT, INC., a Delaware corporation (“Parent”), FLUENT, LLC, a Delaware limited liability company (the “Borrower”), the other guarantors signatory hereto (together with Parent, the “Guarantors”; and the Guarantors collectively with the Borrower, the “Existing Credit Parties”), the Persons listed on Annex 1 hereto (each an “Additional Guarantor” and, collectively, the “Additional Guarantors”) and CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, the Existing Credit Parties, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of April 2, 2024 (as amended by that certain First Amendment to Credit Agreement, dated as of May 15, 2024, as amended by that certain Second Amendment to Credit Agreement, dated as of August 19, 2024, as further amended by this Agreement, and as may be further amended, restated, amended and restated, extended, modified, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to provide certain extensions of credit (collectively the “Loans”) to the Borrower.

WHEREAS, the Borrower’s obligation to repay the Loans and all other Obligations are guaranteed, jointly and severally, by the Guarantors;

WHEREAS, pursuant to Section 6.12(a) of the Credit Agreement, the Additional Guarantors are required to become Guarantors by, among other things, executing and delivering this Agreement to the Administrative Agent; and

WHEREAS, the Additional Guarantors have determined that the execution, delivery and performance of this Agreement directly benefits, and is within the corporate or other organizational purposes and in the best interests of the Additional Guarantors.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined therein and not otherwise defined herein, including in the preamble and recitals, shall have the same meanings herein as set forth therein.

SECTION 2.    Joinder of Additional Guarantor.

(a)    By its execution of this Agreement, each Additional Guarantor hereby (i) confirms that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (or, in the event that such representations and warranties are qualified by materiality or material adverse effect or language of similar import, such representations shall be true and correct in all respects) as to such Additional Guarantor as of the effective date of this Agreement, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (or, in the event that such representations and warranties are qualified by materiality or material adverse effect or language of similar import, such representations shall be true and correct in all respects on and as of such earlier date)), and (ii) agrees that, from and after the effective date of this Agreement, it shall be a party to the Credit Agreement and the other Loan Documents, as applicable, and shall each be bound, as a Guarantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors, including, without limitation, the guaranty of the Obligations made by the Guarantors, jointly and severally with the other Existing Credit Parties, in favor of the Administrative Agent and the Lenders pursuant to Section 2.12(b) of the Credit Agreement. The Additional Guarantors hereby agree that from and after the effective date of this Agreement, each reference to a “Guarantor” or a “Credit Party” and each reference to the “Guarantors” or the “Credit Parties” in any Loan Document shall include the Additional Guarantors. The Additional Guarantors acknowledge that each has received a copy of the Credit Agreement and each other Loan Document and that it has read and understands the terms thereof.

SECTION 3.    Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:

(i)    executed counterparts to this Agreement, duly executed by the Borrower, the Guarantors, the Additional Guarantors and the Administrative Agent;

(ii)    a Security Agreement Supplement substantially in the form of Exhibit 1 to the Security Agreement (the “Security Agreement Supplement”), duly executed by the Additional Guarantors, and any instruments of assignment or other documents required to be delivered to the Administrative Agent pursuant to the terms thereof;

(iii)    a Pledge Agreement Supplement to the Pledge Agreement (a “Pledge Supplement”) to which each parent company of the Additional Guarantors that is an Existing Credit Party is a party, in substantially the form of Exhibit 1 thereto, duly executed by such Existing Credit Party or Parties and providing for all Pledged Securities (as defined in the Pledge Agreement) of the Additional Guarantors owned by such Existing Credit Parties to be pledged to the Administrative Agent pursuant to the terms thereof;

(iv)    (A) subject to any limitations in the Loan Documents, certificates, if any, representing the issued and outstanding Pledged Securities (as defined in the Pledge Agreement) of the Additional Guarantors and each Subsidiary of the Additional Guarantors required to be delivered under the Loan Documents and (B) all original promissory notes of the Additional Guarantors, if any that are required to be delivered under the Loan Documents, in each case, accompanied by instruments of assignment and transfer in such form as the Administrative Agent may reasonably request;

(v)    appropriate financing statements on Form UCC‑1 authorized for filing in such office or offices as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interests purported to be created by the Security Agreement (as supplemented by the Security Agreement Supplement) and any Mortgage; and

(vi)    if requested pursuant to Section 6.12(a)(v) of the Credit Agreement, a written opinion of counsel to the Additional Guarantors as to such matters as the Administrative Agent may reasonably request.

SECTION 4.    Notices, Etc. All notices and other communications shall be made in accordance with the terms of Section 10.02 of the Credit Agreement.

SECTION 5.    General Provisions.

(a)    Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as supplemented hereby, this Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(b)    Without limiting the generality of the foregoing, each Additional Guarantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction, and if requested will deliver to the Administrative Agent, any initial financing statements or financing change statements with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Additional Guarantor or words of similar effect as being of an equal or lesser scope or with greater detail, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or financing change statement, including whether such Additional Guarantor is an organization, the type of organization and, if applicable, any organizational identification number or incorporation number issued to such Additional Guarantor. Each Additional Guarantor agrees to provide such information to the Administrative Agent promptly upon reasonable request.

(c)    The Borrower agrees to pay or reimburse the Administrative Agent for all of reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of one outside counsel, in the manner and to the extent set forth in the Credit Agreement.

(d)    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(e)    Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)    In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Section 10.14 of the Credit Agreement, mutatis mutandis.

(g)    This Agreement, together with the Credit Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: FLUENT, LLC, a Delaware limited liability company By: Name: Title: PARENT: FLUENT, INC., a Delaware corporation By: Name: Title:

[Fluent – Signature Page to Joinder Agreement]

GUARANTORS:

ADPARLOR, LLC

AMERICAN PRIZE CENTER LLC

BIG PUSH MEDIA LLC

DELIVER TECHNOLOGY LLC

EARN BIG REWARDS, LLC

EARNVIRTUAL, LLC

EASE WINS, LLC

FIND DREAM JOBS, LLC

FLUENT MEDIA LABS, LLC

HVGUS, LLC

HUNT FOR JOBS, LLC

INBOX PAL, LLC

INFLUENTZ, LLC

MAIN SOURCE MEDIA, LLC

PURPOSE APP, LLC

PURPOSE INSURANCE AGENCY, LLC

RETROPOINT, LLC

REWARD ZONE USA LLC

REWARDSFLOW LLC

SAMPLES & SAVINGS, LLC

SEA OF SAVINGS LLC

SEARCH WORKS MEDIA LLC

THE SMART WALLET, LLC

VESEY STUDIOS, LLC,

each a Delaware limited liability company

By: ___________________________

Name:

Title:

WINOPOLY LLC, a New York limited liability company

By: ___________________________

Name:

Title:

[Fluent – Signature Page to Joinder Agreement]

ADDITIONAL GUARANTORS:

2 THREADS MEDIA, LLC,

828 COMMUNICATIONS, LLC,

ADFLOW SOLUTIONS, LLC,

OGLP VENTURES, LLC,

POWER HOUR DIGITAL, LLC,

SMALL PUSH MEDIA, LLC,

VICTORY EDGE, LLC,

each a Delaware limited liability company

By: ___________________________

Name:

Title:

[Fluent – Signature Page to Joinder Agreement]

ADMINISTRATIVE AGENT: CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS By: ___________________________ Name: Title:

[Fluent – Signature Page to Joinder Agreement]

Annex 1

ADDITIONAL GUARANTORS
1. 2 Threads Media, LLC, a Delaware limited liability company
2. 828 Communications, LLC, a Delaware limited liability company
3. AdFlow Solutions, LLC, a Delaware limited liability company
4. OGLP Ventures, LLC, a Delaware limited liability company
5. Power Hour Digital, LLC, a Delaware limited liability company
6. Small Push Media, LLC, a Delaware limited liability company
7. Victory Edge, LLC, a Delaware limited liability company